SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2006

Comcast Corporation (Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA		19102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 665-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 - Other Events

      Item 8.01 Other Events

On July 31, 2006, Comcast Corporation, a Pennsylvania corporation (“Comcast” or the “Company”) and Time Warner Inc., a Delaware corporation (“Time Warner”), issued a joint press release announcing that each of the redemption of Comcast’s interest in Time Warner Cable Inc., a Delaware corporation (“TWC”), the redemption of Comcast’s interest in Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”) and a subsidiary of TWC, the Comcast Adelphia Acquisition (as defined below), and the Cable Swaps (as defined below) had been completed on that date. A copy of the press release dated July 31, 2006 is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

As previously reported in the Current Report on Form 8-K dated April 20, 2005 and filed by Comcast with the Securities and Exchange Commission on April 26, 2005, on April 21, 2005, Comcast announced that it had entered into a definitive asset purchase agreement, dated as of April 20, 2005 (as amended, the “Purchase Agreement”), with Adelphia Communications Corporation, a Delaware corporation (“Adelphia”) relating to the acquisition of certain assets (including Adelphia’s majority interest in two joint ventures with Comcast) and the assumption of certain liabilities of Adelphia (the “Comcast Adelphia Acquisition”). Concurrently, Adelphia and Time Warner NY Cable LLC, a Delaware limited liability company (“TW NY”) and a subsidiary of TWC, entered into an asset purchase agreement, dated as of April 20, 2005 (as amended, the “TW Purchase Agreement”) for the acquisition of certain of the assets and the assumption of certain of the liabilities of Adelphia (the “TWC Adelphia Acquisition”). On June 21, 2006, Comcast and Adelphia entered into an amendment of the Purchase Agreement pursuant to which the Comcast Adelphia Acquisition would be effected (i) pursuant to a modified plan under chapter 11 of the Bankruptcy Code relating to the joint ventures with Adelphia and their subsidiaries and (ii) the acquisition of assets (including Adelphia’s majority interest in the joint ventures) pursuant to sections 105, 363 and 365 of the Bankruptcy Code. TW NY and Adelphia concurrently entered into an amendment of the TW Purchase Agreement pursuant to which the TWC Adelphia Acquisition would similarly be effected pursuant to Sections 105, 363 and 365 of the Bankruptcy Code. The Purchase Agreement and certain amendments thereto are attached hereto as Exhibits 99.2, 99.3, 99.4, 99.5 and 99.6 and are incorporated by reference into this Item 8.01. On July 31, 2006, Comcast and certain of its affiliates completed the Comcast Adelphia Acquisition. In connection with the closing of the Comcast Adelphia Acquisition, Comcast paid approximately $3.6 billion in cash (including approximately $561 million in respect of the discharge of certain liabilities of the joint ventures with Adelphia), after giving effect to certain purchase price adjustments for the assets it acquired.

At the same time that Comcast entered into the Purchase Agreement, TWC, Comcast, and/or their respective affiliates entered into separate agreements providing for the redemption of Comcast’s interest in TWC and the redemption of Comcast’s interest in TWE (the “TWC Redemption Agreement” and the “TWE Redemption Agreement,” respectively, and, collectively, the “TWC and TWE Redemption Agreements”). These redemptions also occurred on July 31, 2006, immediately prior to the closing of the Comcast Adelphia Acquisition. Specifically, Comcast’s 17.9% interest in TWC was redeemed in exchange for 100% of the capital stock of a subsidiary of TWC holding both cable systems serving approximately 547,000 subscribers (estimated based on TWC’s June 30, 2006 information using Comcast’s subscriber counting methodology) and approximately $1.9 billion in cash, after giving effect to certain adjustments. In addition, Comcast’s 4.7% interest in TWE was redeemed in exchange for 100% of the equity interests in a subsidiary of TWE holding both cable systems serving approximately 150,000 subscribers (estimated based on TWC’s June 30, 2006 information using Comcast’s subscriber counting methodology) and approximately $147 million in cash, after giving effect to certain adjustments.

Following these redemptions and the Comcast Adelphia Acquisition, on July 31, 2006, TWC, Comcast and their respective subsidiaries also swapped certain cable systems (the “Cable Swaps”). In connection with the closing of the Cable Swaps, TW NY made net cash payments for certain adjustments related to the Cable Swaps to Comcast and its affiliates (or their assignees) in an aggregate amount of $67 million.

As a result of the closing of the Comcast Adelphia Acquisition, the redemption of Comcast’s interest in each of TWC and TWE, and the Cable Swaps, Comcast acquired on a net basis systems with approximately 1.7 million basic subscribers.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated July 31, 2006, issued by Time Warner Inc. and Comcast Corporation.

Exhibit 99.2	Asset Purchase Agreement, dated as of April 20, 2005, between Adelphia Communications Corporation (“Adelphia”) and Comcast Corporation (“Comcast”) (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated April 20, 2005)

Exhibit 99.3	Amendment No. 1, dated June 24, 2005, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast

Exhibit 99.4	Amendment No. 2, dated June 21, 2006, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast (incorporated herein by reference to Exhibit 2.1 to the Company’s Form 8-K dated June 21, 2006)

Exhibit 99.5	Amendment No. 3, dated June 26, 2006, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast

Exhibit 99.6	Amendment No. 4, dated July 31, 2006, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: August 4, 2006	By:	/s/ Robert S. Pick

Name: Robert S. Pick
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated July 31, 2006, issued by Time Warner Inc. and Comcast Corporation.

Exhibit 99.2	Asset Purchase Agreement, dated as of April 20, 2005, between Adelphia Communications Corporation (“Adelphia”) and Comcast Corporation (“Comcast”) (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated April 20, 2005)

Exhibit 99.3	Amendment No. 1, dated June 24, 2005, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast

Exhibit 99.4	Amendment No. 2, dated June 21, 2006, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast (incorporated herein by reference to Exhibit 2.1 to the Company’s Form 8-K dated June 21, 2006)

Exhibit 99.5	Amendment No. 3, dated June 26, 2006, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast

Exhibit 99.6	Amendment No. 4, dated July 31, 2006, to the Asset Purchase Agreement dated as of April 20, 2005 between Adelphia and Comcast